Taxes Recoverable	12 Months Ended
Dec. 31, 2023
Taxes Recoverable [Abstract]
TAXES RECOVERABLE	TAXES RECOVERABLE
12.1Accounting policies
Taxes recoverable represent rights that will be realized through offsets against taxes payable arising from the Company’s operating activities. The Company continuously reviews the realizability of these assets and, when necessary, provisions are made to ensure that these assets are accounted for at their realizable value. These amounts are presented net of a provision for losses, which is immaterial for additional disclosures.
12.2Breakdown of taxes recoverable

	December 31,
Description	2023	2022

Social Integration Program ("PIS") and Contribution to Social Security Financing ("COFINS")	73,029	135,176
Withholding income tax	121,216	39,528
Income taxes	8,315	29,359
Tax on the Circulation of Goods and Services ("ICMS")	19,940	21,661
Others	(3,067)	9,167
	219,433	234,891